Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2024					2023					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
Sales	$15,775	$16,112	$16,657	$15,624	$64,168	$14,487	$15,035	$15,962	$14,630	$60,115	7%	7%

Costs, Expenses and Other
Cost of sales	3,540	3,745	4,080	3,828	15,193	3,926	4,024	4,264	3,911	16,126	-2%	-6%
Selling, general and administrative	2,483	2,739	2,731	2,864	10,816	2,479	2,702	2,519	2,804	10,504	2%	3%
Research and development	3,992	3,500	5,862	4,585	17,938	4,276	13,321	3,307	9,628	30,531	-52%	-41%
Restructuring costs	123	80	56	51	309	67	151	126	255	599	-80%	-48%
Other (income) expense, net	(33)	42	(162)	126	(24)	89	172	126	78	466	62%	*
Income (Loss) Before Taxes	5,670	6,006	4,090	4,170	19,936	3,650	(5,335)	5,620	(2,046)	1,889	*	*
Income Tax Provision (Benefit)	903	545	929	425	2,803	825	637	870	(821)	1,512
Net Income (Loss)	4,767	5,461	3,161	3,745	17,133	2,825	(5,972)	4,750	(1,225)	377	*	*
Less: Net Income Attributable to Noncontrolling Interests	5	6	4	2	16	4	3	5	1	12
Net Income (Loss) Attributable to Merck & Co., Inc.	$4,762	$5,455	$3,157	$3,743	$17,117	$2,821	$(5,975)	$4,745	$(1,226)	$365	*	*

Earnings (Loss) per Common Share Assuming Dilution (1)	$1.87	$2.14	$1.24	$1.48	$6.74	$1.11	$(2.35)	$1.86	$(0.48)	$0.14	*	*

Average Shares Outstanding Assuming Dilution (1)	2,544	2,544	2,541	2,537	2,541	2,551	2,539	2,546	2,533	2,547
Tax Rate	15.9%	9.1%	22.7%	10.2%	14.1%	22.6%	-11.9%	15.5%	40.1%	80.0%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Because the company recorded a net loss in the second quarter and the fourth quarter of 2023, no potential dilutive common shares were used in the computation of loss per common share assuming dilution as the effect would have been anti-dilutive.

MERCK & CO., INC.
FOURTH QUARTER AND FULL YEAR 2023 GAAP TO NON-GAAP RECONCILIATION
(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)
(UNAUDITED)
Table 2b

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP
Fourth Quarter
Cost of sales	$3,911	454		117						571	$3,340
Selling, general and administrative	2,804	24		29						53	2,751
Research and development	9,628	790								790	8,838
Restructuring costs	255			255						255	–
Other (income) expense, net	78	(35)				(61)				(96)	174
Loss Before Taxes	(2,046)	(1,233)		(401)		61				(1,573)	(473)
Income Tax Provision (Benefit)	(821)	(227	)(4)	(67	)(4)	13	(4)			(281)	(540)
Net (Loss) Income	(1,225)	(1,006)		(334)		48				(1,292)	67
Net (Loss) Income Attributable to Merck & Co., Inc.	(1,226)	(1,006)		(334)		48				(1,292)	66
(Loss) Earnings per Common Share Assuming Dilution (5)	$(0.48)	(0.40)		(0.13)		0.02				(0.51)	$0.03

Tax Rate	40.1%										114.2%

Full Year
Cost of sales	$16,126	2,018		211						2,229	$13,897
Selling, general and administrative	10,504	86		122						208	10,296
Research and development	30,531	819		1						820	29,711
Restructuring costs	599			599						599	–
Other (income) expense, net	466	(47)				(279)		573	(3)	247	219
Income Before Taxes	1,889	(2,876)		(933)		279		(573)		(4,103)	5,992
Income Tax Provision (Benefit)	1,512	(476	)(4)	(155	)(4)	60	(4)	(60	)(4)	(631)	2,143
Net Income	377	(2,400)		(778)		219		(513)		(3,472)	3,849
Net Income Attributable to Merck & Co., Inc.	365	(2,400)		(778)		219		(513)		(3,472)	3,837
Earnings per Common Share Assuming Dilution	$0.14	(0.94)		(0.31)		0.08		(0.20)		(1.37)	$1.51

Tax Rate	80.0%										35.8%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing non-GAAP information enhances investors’ understanding of the company’s results because management uses non-GAAP measures to assess performance. Management uses non-GAAP measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, annual employee compensation, including senior management’s compensation, is derived in part using a non-GAAP pretax income metric. The non-GAAP information presented should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets. Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to acquisitions and divestitures. Amounts included in research and development expenses primarily reflect a $779 million in-process research and development (IPR&D) impairment charge related to gefapixant and expenses for the amortization of intangible assets. Amounts included in other (income) expense, net, primarily reflect royalty income related to the prior termination of the Sanofi-Pasteur MSD joint venture. Additionally, other (income) expense, net, for the full year includes a $37 million loss on the sale of a business.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Reflects a charge related to settlements with certain plaintiffs in the Zetia antitrust litigation.

(4) Represents the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(5) Because the company recorded a net loss in the fourth quarter of 2023, no potential dilutive common shares were used in the computation of loss per common share assuming dilution as the effect would have been anti-dilutive.

MERCK & CO., INC.
FRANCHISE / KEY PRODUCT SALES
FOURTH QUARTER 2024
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3a

	Global			U.S.			International
	4Q 2024	4Q 2023	% Change	4Q 2024	4Q 2023	% Change	4Q 2024	4Q 2023	% Change
TOTAL SALES (1)	$15,624	$14,630	7	$8,188	$7,088	16	$7,436	$7,542	-1
PHARMACEUTICAL	14,042	13,141	7	7,728	6,698	15	6,314	6,443	-2
Oncology
Keytruda	7,836	6,608	19	4,841	3,972	22	2,996	2,636	14
Alliance Revenue – Lynparza (2)	365	315	16	177	168	5	187	147	28
Alliance Revenue – Lenvima (2)	255	226	13	182	181	1	73	45	63
Welireg	160	72	122	146	68	114	14	4	*
Alliance Revenue – Reblozyl (3)	110	70	58	88	60	47	22	10	124
Vaccines (4)
Gardasil/Gardasil 9	1,550	1,871	-17	380	365	4	1,170	1,506	-22
ProQuad/M-M-R II/Varivax	594	545	9	419	402	4	175	143	23
Vaxneuvance	161	176	-9	64	138	-53	96	38	153
RotaTeq	139	185	-25	84	112	-25	55	73	-25
Pneumovax 23	74	85	-12	19	22	-13	55	62	-12
Hospital Acute Care
Bridion	449	429	5	382	315	21	67	113	-41
Prevymis	215	175	23	106	78	36	109	98	12
Dificid	79	87	-9	72	75	-4	7	12	-42
Zerbaxa	70	61	14	40	33	23	30	28	4
Noxafil	36	46	-23	-2	4	-149	37	43	-12
Cardiovascular
Winrevair	200		-	192		-	9		-
Alliance Revenue - Adempas/Verquvo (5)	109	108	1	105	102	3	5	6	-27
Adempas (6)	73	66	11				73	66	11
Virology
Lagevrio	121	193	-37	32	10	*	88	183	-52
Isentress/Isentress HD	92	105	-13	38	50	-23	53	56	-4
Delstrigo	69	54	28	14	12	19	55	42	30
Pifeltro	40	33	20	26	23	16	13	10	29
Neuroscience
Belsomra	45	54	-17	19	21	-12	26	33	-20
Immunology
Simponi		171	N/M					171	N/M
Remicade		43	N/M					43	N/M
Diabetes (7)
Januvia	232	547	-58	41	309	-87	191	239	-20
Janumet	255	240	7	91	41	122	164	198	-17
Other Pharmaceutical (8)	713	576	25	172	137	26	544	438	24
ANIMAL HEALTH	1,397	1,278	9	444	387	15	953	891	7
Livestock	889	808	10	203	158	28	686	649	6
Companion Animal	508	470	8	241	229	5	267	242	11
Other Revenues (9)	185	211	-13	16	3	*	169	208	-19

*200% or greater

N/M - Not Meaningful

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.
(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.
(3) Alliance Revenue represents royalties.
(4) Total Vaccines sales were $2,693 million and $2,962 million on a global basis in the fourth quarter of 2024 and 2023, respectively.
(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.
(6) Net product sales in Merck's marketing territories.
(7) Total Diabetes sales were $546 million and $876 million on a global basis in the fourth quarter of 2024 and 2023, respectively.
(8) Includes Pharmaceutical products not individually shown above.
(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $15 million on a global basis in the fourth quarter of 2024.

MERCK & CO., INC.
FRANCHISE / KEY PRODUCT SALES
FULL YEAR 2024
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3b

	Global			U.S.			International
	FullYear 2024	Full Year 2023	% Change	Full Year 2024	Full Year 2023	% Change	Full Year 2024	Full Year 2023	% Change
TOTAL SALES (1)	$64,168	$60,115	7	$32,277	$28,480	13	$31,891	$31,635	1
PHARMACEUTICAL	57,400	53,583	7	30,290	26,539	14	27,110	27,044	-
Oncology
Keytruda	29,482	25,011	18	17,872	15,114	18	11,610	9,897	17
Alliance Revenue – Lynparza (2)	1,311	1,199	9	626	607	3	685	592	16
Alliance Revenue – Lenvima (2)	1,010	960	5	705	657	7	305	303	1
Welireg	509	218	133	466	209	123	43	10	*
Alliance Revenue – Reblozyl (3)	371	212	75	303	168	80	68	43	56
Vaccines (4)
Gardasil/Gardasil 9	8,583	8,886	-3	2,425	2,083	16	6,158	6,803	-9
ProQuad/M-M-R II/Varivax	2,485	2,368	5	1,919	1,837	4	566	531	7
Vaxneuvance	808	665	22	461	561	-18	347	103	*
RotaTeq	711	769	-8	472	493	-4	239	276	-13
Pneumovax 23	263	412	-36	56	127	-56	207	285	-27
Hospital Acute Care
Bridion	1,764	1,842	-4	1,401	1,156	21	363	686	-47
Prevymis	785	605	30	371	264	41	414	341	21
Dificid	340	302	13	303	274	10	37	28	34
Zerbaxa	252	218	16	146	119	23	106	100	7
Noxafil	177	213	-17	7	32	-78	170	181	-6
Cardiovascular
Winrevair	419		-	408		-	11		-
Alliance Revenue - Adempas/Verquvo (5)	415	367	13	388	350	11	27	16	65
Adempas (6)	287	255	12				287	255	12
Virology
Lagevrio	964	1,428	-33	176	10	*	787	1,418	-44
Isentress/Isentress HD	394	483	-18	185	215	-14	209	268	-22
Delstrigo	249	201	24	56	49	14	193	152	27
Pifeltro	163	142	15	113	101	12	50	41	22
Neuroscience
Belsomra	222	231	-4	72	81	-11	150	150	-
Immunology
Simponi	543	710	-24				543	710	-24
Remicade	114	187	-39				114	187	-39
Diabetes (7)
Januvia	1,334	2,189	-39	469	1,151	-59	865	1,039	-17
Janumet	935	1,177	-21	161	223	-28	774	954	-19
Other Pharmaceutical (8)	2,510	2,333	8	729	658	11	1,782	1,675	6
ANIMAL HEALTH	5,877	5,625	4	1,861	1,804	3	4,016	3,821	5
Livestock	3,462	3,337	4	732	700	5	2,729	2,637	3
Companion Animal	2,415	2,288	6	1,129	1,104	2	1,287	1,184	9
Other Revenues (9)	891	907	-2	126	137	-8	765	770	-1

*200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.
(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.
(3) Alliance Revenue represents royalties.
(4) Total Vaccines sales were $13,448 million and $13,654 million on a global basis for December YTD 2024 and 2023, respectively.
(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.
(6) Net product sales in Merck's marketing territories.
(7) Total Diabetes sales were $2,599 million and $3,701 million on a global basis for December YTD 2024 and 2023, respectively.
(8) Includes Pharmaceutical products not individually shown above.
(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $106 million and $118 million on a global basis for December YTD 2024 and 2023, respectively.

MERCK & CO., INC.
PHARMACEUTICAL GEOGRAPHIC SALES
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3c

	2024					2023					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
TOTAL PHARMACEUTICAL	$14,006	$14,408	$14,943	$14,042	$57,400	$12,721	$13,457	$14,263	$13,141	$53,583	7	7

United States	6,936	7,399	8,227	7,728	30,290	6,117	6,570	7,153	6,698	26,539	15	14
% Pharmaceutical Sales	49.5%	51.4%	55.1%	55.0%	52.8%	48.1%	48.8%	50.1%	51.0%	49.5%
Europe (1)	2,555	2,572	2,620	2,498	10,246	2,326	2,401	2,497	2,491	9,715	-	5
% Pharmaceutical Sales	18.2%	17.9%	17.5%	17.8%	17.9%	18.3%	17.8%	17.5%	19.0%	18.1%
China	1,744	1,790	996	864	5,394	1,694	1,887	1,674	1,456	6,710	-41	-20
% Pharmaceutical Sales	12.5%	12.4%	6.7%	6.2%	9.4%	13.3%	14.0%	11.7%	11.1%	12.5%
Japan	802	664	919	813	3,199	737	652	1,062	629	3,081	29	4
% Pharmaceutical Sales	5.7%	4.6%	6.2%	5.8%	5.6%	5.8%	4.8%	7.4%	4.8%	5.7%
Latin America	601	661	730	680	2,672	470	566	696	596	2,328	14	15
% Pharmaceutical Sales	4.3%	4.6%	4.9%	4.8%	4.7%	3.7%	4.2%	4.9%	4.5%	4.3%
Asia Pacific (other than China and Japan)	580	595	669	612	2,457	703	705	636	616	2,661	-1	-8
% Pharmaceutical Sales	4.1%	4.1%	4.5%	4.4%	4.3%	5.5%	5.2%	4.5%	4.7%	5.0%
Eastern Europe/Middle East/Africa	395	353	400	348	1,495	381	370	301	299	1,351	16	11
% Pharmaceutical Sales	2.8%	2.4%	2.7%	2.5%	2.6%	3.0%	2.7%	2.1%	2.3%	2.5%
Canada	138	143	133	144	558	141	127	133	138	540	4	3
% Pharmaceutical Sales	1.0%	1.0%	0.9%	1.0%	1.0%	1.1%	0.9%	0.9%	1.1%	1.0%
Other	255	231	249	355	1,089	152	179	111	218	658	63	66
% Pharmaceutical Sales	1.9%	1.6%	1.5%	2.5%	1.7%	1.2%	1.6%	0.9%	1.5%	1.4%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

MERCK & CO., INC.
OTHER (INCOME) EXPENSE, NET - GAAP
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 4

OTHER (INCOME) EXPENSE, NET

	4Q24	4Q23	Full Year 2024	Full Year 2023
Interest income	$(146)	$(70)	$(415)	$(365)
Interest expense	328	310	1,271	1,146
Exchange losses	49	162	227	370
Loss (income) from investments in equity securities, net (1)	156	(99)	(14)	(340)
Net periodic defined benefit plan (credit) cost other than service cost	(157)	(134)	(633)	(498)
Other, net	(104)	(91)	(460)	153
Total	$126	$78	$(24)	$466

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds. Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while gains and losses from ownership interests in investment funds are accounted for on a one quarter lag.